MMA Praxis Intermediate Income Fund
Class I Shares (MIIIX)

Summary Prospectus	MMA ®
May 1, 2010	Stewardship Solutions

Before you invest, you may want to review the MMA Praxis Intermediate Income Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.mmapraxis.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to memberinfor@mma-online.org.

Investment Objectives

The Intermediate Income Fund seeks current income.  To a lesser extent, it seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution and Service (12b-1) fees	None
Other Expenses [1]	0.21%
Acquired Fund Fees and Expenses (AFFE) [2]	0.01%
Total Annual Fund Operating Expenses	0.62%

1 Other Expenses have been restated to reflect current fees.
2 The Total Annual Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses (i.e., fees and expenses of other funds in which the Fund has invested).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 28.56% of the average value of its portfolio.

Principal investment strategies

The Fund invests primarily in fixed income securities of all types, consistent with the Fund's socially responsible investing criteria.  The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities.  Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.  The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Barclays Capital Aggregate Bond Index.  The Adviser will structure the portfolio using the Barclays Capital Aggregate Bond Index as a guide in determining sector allocations.  The Adviser will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure substantially similar to the Barclays Capital Aggregate Bond Index.  The Adviser will carefully consider selling a security that no longer meets the Fund's socially responsible criteria.  The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk.  In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.

Stewardship Investing  The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Some of the Fund’s holdings may underperform its other holdings.  The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates.

Who may want to invest? Consider investing in the Fund if you are:
•	Looking for a core fixed income component within a diversified asset allocation framework
•	Looking to add a monthly income component to your portfolio
•	Seeking higher potential returns than provided by money market funds
•	Willing to accept the risks of price and dividend fluctuations

This Fund will not be appropriate for anyone:
•	Investing emergency reserves
•	Seeking guarantee of principal

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year since the inception of the I Class shares.  The table shows how the Fund’s average annual total returns for different calendar periods since the inception of the I Class shares, both before and after taxes, compared to those of a broad-based securities market index.  Returns shown assume reinvestment of dividends and distributions.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return Chart
For the Periods Ended December 31, 2009

2007	6.18%
2008	3.33%
2009	10.79%

Best Quarter	Quarter Ended September 30, 2009	4.88%
Worst Quarter	Quarter Ended September 30, 2008	(1.42)%

Average Annual Total Returns
For the Periods Ended December 31, 2009
	1-Year	Since Inception (May 1, 2006)
Return Before Taxes	10.79%	6.90%
Return After Taxes on Distributions[1]	9.03%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.97%	4.85%
Barclays Capital Aggregation Bond Index (reflects no deduction for fees, expenses or taxes)[2]	5.93%	6.45%

[1]
 The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

[2]
 The Barclays Capital Aggregate Bond Index is composed of the Barclays Capital Government/ Corporate Index and the Barclays Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

FUND MANAGEMENT

Investment Adviser

MMA Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Benjamin Bailey, CFA®, and Delmar King are co-portfolio managers of the Fund.  Mr. King has served since the Fund’s commencement of operations in January 1994; Mr. Bailey has served since March 2005.

PURCHASE AND SALE OF FUND SHARES

Purchasing Fund Shares.  The minimum initial investment for a Fund Class I shares generally is $1,000,000.  There is no minimum requirement for subsequent investments in a Fund Class I shares.  You generally may buy shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).  BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds (the “Authorized Broker-Dealer”).  If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it.  Contact your broker to determine whether it has an established relationship with the Distributor.

Selling Fund Shares.  In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356;

•	Via overnight service by calling 1-800-977-2947 for instructions; or

•	Via wire transfer, if you have elected that option on you application, by calling 1-800-977-2947.

TAX INFORMATION
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.